UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 29, 2010
infoGROUP Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34298 (Commission File Number)	47-0751545 (IRS Employer Identification No.)
5711 South 86th Circle
Omaha, Nebraska 68127
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (402) 593-4500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
     As previously announced, on March 8, 2010, infoGROUP Inc., a Delaware corporation (the “Company” or “InfoGroup”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Omaha Holdco Inc., a Delaware corporation (“Parent”), and Omaha Acquisition Inc., a Delaware corporation (“Acquisition Sub”), providing for the merger, upon approval of the Company’s stockholders, of Acquisition Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Acquisition Sub are affiliates of CCMP Capital Advisors, LLC. On June 29, 2010, infoGROUP Inc. and Wells Fargo Bank, N.A., (the “Rights Agent”) entered into Amendment No. 1 (the “Amendment”) to the Preferred Stock Rights Agreement between the Company and the Rights Agent, dated as of May 4, 2009 (the “Rights Agreement”). The Amendment provides that immediately prior to the Effective Time, but only if the Effective Time shall occur, the Rights Agreement, as amended, shall terminate, the Rights shall be canceled and extinguished, and no Person who at any time was the holder of any of the Rights shall be entitled to any benefits thereunder, including without limitation, the right to purchase or otherwise acquire Preferred Shares or any other securities of the Company or of any other Person or Principal Party. The termination of the Rights Agreement and the cancelation and extinguishment of the Rights are being effected in satisfaction of one of the conditions to Parent’s and Acquisition Sub’s obligations to consummate the Merger.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. Capitalized terms used without definition herein shall have the meanings ascribed to them in the Rights Agreement, as amended.
Note on Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements, including but not limited to, statements regarding the expected termination of the Rights Agreement, as amended, immediately prior to the Effective Date of the proposed merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, and such other risks as identified in infoGROUP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC on February 26, 2010, which contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. infoGROUP assumes no obligation to update any forward-looking statement contained in this Current Report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:

Exhibit
Number	Description
4.1	Amendment No.1 to Rights Agreement, dated as of June 29, 2010, by and between infoGROUP Inc. and Wells Fargo Bank, N.A.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

infoGROUP Inc.
By:	/s/ Thomas J. McCusker
	Name:	Thomas J. McCusker
	Title:	Executive Vice President for Business Conduct, General Counsel and Secretary

Date: June 30, 2010

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Amendment No.1 to Rights Agreement, dated as of June 29, 2010, by and between infoGROUP Inc. and Wells Fargo Bank, N.A.